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                                  Exhibit 10.24

                         TERMINATION OF VOTING AGREEMENT

     This Termination of Voting Agreement dated as of April 23, 1999 is by and among Foilmark, Inc., a Delaware corporation ("Foilmark") and Martin A. Olsen, Frank J. Olsen, Jr., the Estate of Florence Olsen, Carol J. Robie, Leonard A. Mintz and Edward Sullivan (collectively, the "Shareholders"). Pursuant to a Voting Agreement between the Shareholders dated as of November 17, 1994 (the "Voting Agreement") and in connection with a certain Agreement and Plan of Merger by and among Foilmark, Foilmark Aquisistion Corporation and HoloPak Technologies, Inc. dated as of November 17, 1998 (the "Merger Agreement"), and for other good and valuable consideration, the undersigned hereby agree as follows:

     1. That, effective as of the effective date of the Merger Agreement (the "Effective Date"), all rights and obligations under the Voting Agreement shall terminate and be of no further force and effect.

     2. That, effective as of the Effective Date, Edward Sullivan shall have no further right under the Voting Agreement to be elected or serve as a director of Foilmark.

     This Termination Agreement may be signed in counterparts, each of which shall be considered an original and all of which together shall constitute one agreement. In witness whereof, the undersigned have executed and delivered this Termination of Voting Agreement on this effective day of April 23, 1999.



                                        FOILMARK, INC.



   /s/                                  By:  /s/
---------------------------                  ----------------------------------
Carol J. Robie                               Name:  Frank J. Olsen, Jr.
                                             Title: President and Chief
                                                    Executive Officer

   /s/                                     /s/
---------------------------             ---------------------------------------
Leonard A. Mintz                        Martin A. Olsen

                                        Estate of Florence J. Olsen



     /s/                                    /s/
---------------------------             ---------------------------------------
Edward Sullivan                         By:  Martin A. Olsen
                                             Executor